UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): April 19, 2006
NOBLE CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

13135 South Dairy Ashford, Suite 800
Sugar Land, Texas	77478
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 276-6100

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     The Noble Corporation (the “Company”) Corporate Governance Guidelines as currently in effect are posted on the Company’s website at www.noblecorp.com, and a copy thereof is available in print upon request. A copy is filed herewith as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in Exhibit 99.1 is deemed to be “furnished” and not “filed”.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits
     The information required by this Item 9.01(c) is set forth in the Index to Exhibits accompanying this current report and is incorporated herein by reference.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION
Date: April 19, 2006	By:	/s/ Mark A. Jackson
Mark A. Jackson
President and Chief Operating Officer

INDEX TO EXHIBITS

Exhibit
Number	Exhibit
99.1	Noble Corporation Corporate Governance Guidelines as currently in effect.

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